UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2017 (July 12, 2017)

CurAegis Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

On July 12, 2017, Richard A. Kaplan, chief executive officer and director of CurAegis Technologies, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “2017 SPA”) with the Company, pursuant to which Mr. Kaplan invested $100,000 in the Company’s 6% Senior Convertible Promissory Notes (“2017 Convertible Notes”) and Common Stock Purchase Warrants (“2017 Warrants”).

The sales of the 2017 Convertible Notes and 2017 Warrants under the 2017 SPA are part of a transaction previously announced for the sale of up to $3 million in 2017 Convertible Notes with a five-year maturity. The conversion price of the 2017 Convertible Notes is fixed at $0.50 per share. Any 2017 Warrants purchased at future closings will be for an aggregate number of shares of the Company’s common stock to equal 10% of the number of shares issuable upon the conversion of the 2017 Convertible Notes purchased. The 2017 Warrants have a fixed exercise price of $0.50 per share and a ten year term. The full principal amount of the 2017 Convertible Notes is due upon default as described under the terms of the 2017 Convertible Notes. The Company plans to continue the offering through September 28, 2017, or until $3 million in subscriptions has been received. The descriptions of the 2017 SPA, the 2017 Convertible Notes, and the 2017 Warrants are qualified in their entirety by reference to the Exhibits attached hereto, which are incorporated by reference herein.

The 2017 Convertible Notes and 2017 Warrants were sold in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (“Securities Act”), as amended, and Rule 506 thereunder. Each purchaser is an accredited investor. Such securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report does not constitute an offer for the sale of any securities.

Item 9.01	Financial Statements and Exhibits

4.1	Form of Securities Purchase Agreement, dated May 31, 2017
4.2	Form of Convertible Promissory Note
4.3	Form of Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

July 14, 2017	By:	/s/ Kathleen A. Browne
Kathleen A. Browne
Chief Financial Officer